Exhibit 10.2

                    COMPREHENSIVE PREFERRED ESCROW AGREEMENT

                          Account Number 0914362-00002

This Agreement is effective September 28, 2001 among DSI Technology Escrow Services, Inc. ("DSI"), INSpire Insurance Solutions, Inc. ("Depositor") and Millers American Group, Inc., acting on behalf of itself and its affiliates, ("Preferred Beneficiary"), who collectively may be referred to in this Agreement as "the parties."

A. WHEREAS Depositor and Preferred Beneficiary have entered into a Master Services Agreement dated December 30, 1999, inclusive of various Service Addendums including but not limited to IT Service Addendums 1.1.5 and
       1.1.6 (as subsequently amended from time to time);

B. WHEREAS Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances;

C. WHEREAS the availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances;

D. WHEREAS Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of the proprietary technology materials of Depositor;

E. The parties desire this Agreement to be supplementary to the Master Services Agreement pursuant to 11 United States Code, Section 365 (n).

ARTICLE I - DEPOSITS

1.1 Obligation to Make Deposit. Upon the signing of this Agreement by the parties, Depositor shall deliver to DSI the proprietary technology and other materials necessary for the continued operation of Preferred Beneficiaries business ("Deposit Materials") required to be deposited by the Master Services Agreement or, if the Master Services Agreement does not identify the materials to be deposited with DSI, then such materials will be identified on an Exhibit A. If Exhibit A is applicable, it is to be prepared and signed by Depositor. DSI shall have no obligation with respect to the preparation, signing or delivery or Exhibit A.

1.2 Identification of Tangible Media. Prior to the delivery of the Deposit Materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the Deposit Materials are written or stored. Additionally, Depositor shall complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. The Exhibit B must be signed by Depositor and delivered to DSI with the Deposit Materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the deposit account as required in
       Section 2.2 below.

1.3 Deposit Inspection. When DSI receives the Deposit Materials and the Exhibit B, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the Deposit Materials to the item descriptions and quantity listed on the Exhibit B. In addition the deposit inspection, Preferred Beneficiary may elect to cause a verification of the Deposit Materials in accordance with Section 1.6 below.

1.4 Acceptance of Deposit. At completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will date and sign the Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on the Exhibit B, DSI will (a) note the discrepancies in writing on the Exhibit B; (b) date and sign the Exhibit B with the exceptions noted; and (c) mail a copy of the Exhibit B to Depositor and Preferred Beneficiary. DSI's acceptance of the deposit occurs upon the signing of the Exhibit B by DSI. Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary's notice that the Deposit Materials have been received and accepted by DSI.

1.5    Depositor's Representations.  Depositor represents as follows:

        a. Depositor lawfully possesses all of the Deposit Materials deposited with DSI;

        b. With respect to all the Deposit Materials, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

        c. The Deposit Materials are not subject to any lien or other encumbrance;

        d. The Deposit Materials consist of the proprietary technology and other materials identified either in the Master Services Agreement or Exhibit A, as the case may be; and

        e. The Deposit Materials are readable and useable in their current form, or, if any portion of the Deposit Materials are encrypted, the decryption tools and decryption keys have also been deposited.

1.6 Verification. DSI shall perform a Level I verification of the Deposit Materials upon the initial deposit and for each update. A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the Deposit Materials. A Level I verification is defined as follows: DSI will cause a technically qualified DSI employee to evaluate the Deposit Materials in order to identify (a) the hardware and software configurations reasonably necessary to maintain the Deposit Materials; (b) the hardware and software configurations reasonably necessary to compile the Deposit Materials; and (c) the compilation instructions. DSI will then prepare and deliver to Depositor and Preferred Beneficiary, within 10 business days, a report describing the information so identified. It shall be the responsibility of the Depositor, and not DSI, to ensure that the Deposit

       Materials contain the information so identified in DSI's report, as well as any other information that may be required in the Master Services Agreement.

       Preferred Beneficiary shall have the right, at Preferred Beneficiary's expense, to cause higher levels of verification of any Deposit Materials. Preferred Beneficiary shall notify Depositor and DSI of Preferred Beneficiary's request for verification. Depositor shall have the right to be present at the verification. If a verification is elected after the Deposit Materials have been delivered to DSI, then only DSI, or at DSI's election an independent person or company selected and supervised by DSI, may perform the verification.

1.7 Deposit Updates. Notwithstanding anything to the contrary set forth in the Master Services Agreement, Depositor at its own expense, shall update the Deposit Materials once each quarter during the term of this Agreement. In addition to the Depositor's required quarterly deposits, Preferred Beneficiary, at its own expense, may request additional deposits upon its good faith determination that a material modification of the product has occurred. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Exhibit B and the new Exhibit B shall be signed by Depositor. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit
       B. The processing of all deposit updates shall be in accordance with Sections 1.2 and 1.6 above. All references in this Agreement to the Deposit Materials shall include the initial Deposit Materials and any updates.

       DSI shall notify Depositor in writing semi-annually of Depositor's obligation to make updated deposits. Within 30 days of receipt of each such notice, Depositor shall certify in writing to DSI that it has made the updated deposits as required in the immediately preceding paragraph. After the 30 days, DSI shall notify Preferred Beneficiary that DSI has received an updated deposit from Depositor or that no response has been received from Depositor. Unlimited deposit updates and two storage units are included in the fees for this Agreement.

1.8 Removal of Deposit Materials. The Deposit Materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.

ARTICLE 2 - CONFIDENTIALITY AND RECORD KEEPING

2.1 Confidentiality. DSI shall maintain the Deposit Materials in a secure, environmentally safe, locked facility that is accessible only to authorized representatives of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the Deposit Materials. Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the Deposit Materials. DSI shall not disclose the content of this Agreement to any third party. If DSI receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Materials, DSI will immediately notify the parties to this Agreement unless prohibited by law. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order.

       DSI will not be required to disobey any court or other judicial tribunal order. (See Section 7.5 below for notices of requested orders.)

2.2 Status Reports. DSI will issue to Depositor and Preferred Beneficiary a report profiling the account history at least semi-annually. DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

2.3 Audit Rights. During the term of this Agreement, Depositor and Preferred Beneficiary shall have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.

ARTICLE 3 - GRANT OF RIGHTS TO DSI

3.1 Title to Media. Depositor hereby transfers to DSI the title to the media upon which the proprietary technology and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

3.2 Right to Make Copies. DSI shall have the right to make copies of the Deposit Materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the Deposit Materials onto any copies made by DSI. With all Deposit Materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the Deposit Materials including but not limited to the hardware and/or software needed.

3.3 Right to Transfer Upon Release. Depositor hereby grants to DSI the right to transfer the Deposit Materials to Preferred Beneficiary upon any Release Event of the Deposit Materials for use by Preferred Beneficiary in accordance with Section 4. Except upon such a Release Event or as otherwise provided in this Agreement, DSI shall not transfer the Deposit Materials.

ARTICLE 4 - RELEASE OF DEPOSIT

4.1 Release Event. As used in this Agreement, "Release Event" shall mean one or more of the following:

        a. Depositor's material breach of the Master Services Agreement or any of the Service Addendums included as a part hereof;

        b. Depositor makes a general assignment for the benefit of creditors (except where assets are pledged by Depositor to a bank as collateral for a line of credit);

        c.     Depositor voluntarily files a petition for bankruptcy;

        d. Depositor files a petition for reorganization of other similar arrangement under bankruptcy laws;

        e. A petition in bankruptcy is filed against INSpire by a third party and such petition is not dismissed within ninety days of its filing date;

        f. A receiver or trustee or other custodian of its assets is appointed for all or any part of the property and assets of INSpire; or

        g.     INSpire becomes insolvent.

4.2 Filing For Release of Deposit by Preferred Beneficiary. Upon written notice to DSI by Preferred Beneficiary of the occurrence of a Release Event as defined in Section 4.1, DSI shall provide a copy of the notice to Depositor by commercial express mail. From the date DSI mails the notice requesting release of the Deposit Materials, Depositor shall have ten business days to deliver to DSI contrary instructions. "Contrary Instructions" shall mean the written representation by Depositor that a Release Event has not occurred or has been cured to Preferred Beneficiary's satisfaction. Upon receipt of Contrary Instructions, DSI shall send a copy by commercial express overnight mail to Preferred Beneficiary that there is a dispute to be resolved pursuant to the dispute resolution section (Section 7.3) of this Agreement. Subject to
       Section 5.2 hereof, DSI will continue to store the Deposit Materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary; (b) resolution pursuant to the dispute resolution provisions; (c) order of a court; or (d) if at any time DSI receives an affidavit from Preferred Beneficiary, within fifteen business days after DSI mails to Preferred Beneficiary a copy of the Contrary Instructions received from Depositor, stating that Depositor failed to operate and maintain the INSpire system (Application Software and/or Application System as defined in the Master Services Agreement) and/or meet applicable service standard levels set forth in the Master Services Agreement ("Affidavit"). Upon receipt of such Affidavit, DSI shall be authorized at any time to immediately release the Deposit Materials to the Preferred Beneficiary. DSI shall have no obligation to determine independently whether a Release Event occurred and shall have no right to refuse to deliver the Deposit Materials on the grounds that a Release Event has not occurred; however, DSI shall not be required to disobey a court order. DSI shall be required only to verify that the Affidavit purports to have been executed by the Preferred Beneficiary.

       If DSI does not receive Contrary Instructions from the Depositor, DSI is authorized to release the Deposit Materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the Deposit Materials to the Preferred Beneficiary. However, DSI is entitled to receive any reasonable fees due DSI before making the release. Any copying expense in excess of three hundred dollars ($300.00) will be chargeable to Preferred Beneficiary.

4.3 Right to Use Following Release. Following a release as provide in Section 4, Preferred Beneficiary shall have the non-exclusive right to use the released material and technology solely for the purpose of continuing the benefits afforded to the Preferred Beneficiary by the Master Services Agreement or other contract(s) between Depositor and Preferred Beneficiary. Additionally, Preferred Beneficiary shall be required to maintain the confidentiality of the released material and technology, in accordance with the terms and conditions of the Master Services Agreement.

ARTICLE 5 - TERM AND TERMINATION

5.1 Term of Agreement. The initial term of this Agreement is for a period of one year. Thereafter, this Agreement shall automatically renew from year to year unless sooner terminated upon: (a) termination of the Master Services Agreement in accordance with Article VII thereof (in which case, this Agreement shall terminate upon such date of termination of the Master Services Agreement) upon joint instructions to DSI; or (b) Depositor and Preferred Beneficiary's joint written instruction to DSI that the Agreement is terminated; or (c) termination of this Agreement by DSI for nonpayment in accordance with Section 5.2. If the Deposit Materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2 Termination for Nonpayment. In the event of the nonpayment of fees owed to DSI, DSI shall provide written notice of delinquency to all parties to this Agreement. Any party to this Agreement shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within thirty days of the date of such notice, then DSI shall have the right to terminate this Agreement at any time thereafter by sending written notice of termination to all parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

5.3 Disposition of Deposit Materials Upon Termination. Upon termination of this Agreement, DSI shall destroy, return, or otherwise deliver the Deposit Materials in accordance with Depositor's instructions. If there are no instructions, DSI may, at its sole discretion, destroy the Deposit Materials or return them to Depositor. DSI shall have no obligation to return or destroy the Deposit Materials if the Deposit Materials are subject to another escrow agreement with DSI.

5.4 Survival of Terms Following Termination. Upon termination of this Agreement, the following provisions of this Agreement shall survive:

              Depositor's Representations (Section 1.5);
              The obligations of confidentiality with respect to the
                Deposit Materials;
              The rights granted in the sections entitled Right to Transfer Upon
                Release (Section 3.3) and Right to Use Following Release (Section 4.3), if a release of the Deposit Materials has occurred prior to termination;
              The obligation of Preferred Beneficiary to pay DSI any reasonable fees and expenses due and related to this Agreement;
              The provisions of Article 7; and
              Any provisions in this Agreement which specifically state they survive the termination or expiration of this Agreement.

ARTICLE 5 - DSI'S FEES

6.1 Fee Schedule. DSI is entitled to be paid its standard fees and expenses, if reasonable, applicable to the services provided. If DSI's standard fees and expenses are determined to be unreasonable, then DSI shall be entitled to be paid fees and expenses mutually agreed upon by the parties. The parties agree that the Preferred Beneficiary shall be solely responsible for any and all reasonable
       DSI fees (not including any amount paid to DSI pursuant to Section 7.2 below) incurred with respect to this Agreement. DSI shall notify the Preferred Beneficiary at least 60 days prior to an increase in fees.
       For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

6.2 Payment Terms. DSI shall not be required to perform any service unless the payment for such service and any outstanding balances owed to DSI are paid in full. Fees are due upon receipt of a signed contract or receipt of the Deposit Materials whichever is earliest. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2.

ARTICLE 7 - LIABILITY AND DISPUTES

7.1 Right to Rely on Instructions. DSI may act in reliance on the instructions of a party only if such instructions are from a Designated Representative of a party. The Designated Representatives of Depositor are the Senior Data Center Manager and the Chief Technical Officer. The Designated Representatives of Preferred Beneficiary are the Chairman and CEO, the Executive Vice President and/or the Vice President and General Counsel. A party may change their Designated Representative or any of them by delivering to DSI and the other party hereto a writing signed by one the then Designated Representatives. No other agent or employee, other that a Designated Representative, shall have the power to bind a party hereto.

7.2 Indemnification. DSI shall be responsible to perform its obligations under this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement. Provided DSI has acted in the manner stated in the preceding sentence, Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities ("Liabilities") incurred by DSI relating in any way to this escrow arrangement unless such Liabilities were caused solely by the negligence or willful misconduct of DSI.

7.3 Dispute Resolution. Any dispute relating solely to whether a Release Event has occurred shall be resolved by Expedited Arbitration under the Commercial Rules of the American Arbitration Association. Three Arbitrators shall be selected. The Depositor and Preferred Beneficiary shall each select one arbitrator and the two chosen arbitrators shall select the third arbitrator, or failing agreement on the selection of the third arbitrator, The American Arbitration Association shall select the third arbitrator. However, if DSI is a party to the arbitration, DSI shall select the third arbitrator. For purposes of this section 7.3, "Expedited Arbitration" shall mean the parties agree to use commercially reasonable efforts to conduct arbitration within fifteen (15) days of selection of arbitrators pursuant to this section. Unless otherwise agreed by Depositor and Preferred Beneficiary, arbitration will take place Fort Worth, Texas, U.S.A. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s). Service of a petition to conform the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.

7.4 Controlling Law. This Agreement is to be governed and construed in accordance with the laws of the State of Texas, without regard to its conflict of law provisions.

7.5 Notice of Requested Order. If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party shall:

        a.     Give DSI at least two business days' prior notice of the hearing;

        b. Ensure that DSI not be required to deliver the original (as opposed to a copy) of the Deposit Materials if DSI may need to retain the original in its possession to fulfill any of its other duties.

ARTICLE 8 - GENERAL PROVISIONS

8.1 Entire Agreement. This Agreement, which includes the Exhibits described herein, embodies the entire understanding among the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. DSI is not a party to the Master Services Agreement between Depositor and Preferred Beneficiary and has no knowledge of any of the terms or provisions of any such Master Services Agreement. DSI's only obligations to Depositor or Preferred Beneficiary are as set forth in this Agreement. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Exhibit A need not be signed by DSI, Exhibit B need not be signed by Preferred Beneficiary and Exhibit C need not by signed.

8.2 Notices. All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the attached Exhibit C. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

8.3 Severability. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provisions in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4 Successors. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

8.3 Regulations. Depositor is responsible for and warrant compliance with all applicable laws, rules, and regulations, including but not limited to customs laws, import, export, and re-export laws and government regulations of any country from or to which the Deposit Materials may be delivered in accordance with the provisions of this Agreement.

8.6 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument.

ARTICLE 9 - DEFINITIONS

       The following terms have the indicated meaning whenever they are used in this Agreement and/or the Exhibits made a part hereof.

9.1 Computer Program shall mean a set of statements or instructions, to be used directly or indirectly in a computer in order to bring about a certain result. A computer program may comprise any or all of source code and excutable code.

9.2 Design documentation shall mean documentation describing the data flows, data structures, and control logic of a computer program.

9.3 Documentation shall mean textual and/or graphic material, perceivable directly by humans and/or with the aid of a devise or machine, relating to a computer program.

9.4 Executable code shall mean a series of one or more instructions executable after suitable processing by a computer or other programmable machine, without compilation or assembly.

9.5    Software shall include computer programs and associated documentation.

9.6 Source code shall mean a series of instructions or statements in an English like high-level computer language such as C++, VISUAL BASIC, JAVA, C, FORTRAN, PASCAL OR LISP, or in a relatively low-level language such as the assembly language for a particular processor. Source code is normally readily readable by humans trained in the particular computer language in question. It is normally transformed by an interpreter or compiler into machine-readable executable code for actual use on a computer.



       INSpire Insurance Solutions, Inc.                    Millers American Group, Inc.
       ---------------------------------                    ----------------------------
       (Depositor)                                          (Preferred Beneficiary)

       By:  /s/ Gordon L. Gaar                              By:  /s/ James G. Illegible
           ----------------------------------------             ------------------------------------------

       Name:  Gordon L. Gaar                                Name:  James G. Illegible
             --------------------------------------               ----------------------------------------
                         (Printed)                                          (Printed)

       Title: CTO                                           Title: Chairman & CEO
             --------------------------------------               ----------------------------------------

       Date:  September 28, 2001                            Date:   September 28, 2001
             --------------------------------------                ---------------------------------------

                                       9

       DSI Technology Escrow Services, Inc.

       By:  /s/ Lisa H. Gillian
           ----------------------------------------

       Name:  Lisa H. Gillian
             --------------------------------------
                         (Printed)
       Title:  Contract Administrator
              -------------------------------------
       Date:   November 7, 2001
              -------------------------------------

                                                                                                       EXHIBIT A

                            MATERIALS TO BE DEPOSITED

Account Number:        0914362-00002
                  ----------------------------------------------------------------------------------------
Depositor  represents  to preferred  Beneficiary  that  Deposit  materials  delivered  to DSI shall  consist of the following:

--------------------- -------------------------------------------------------------- --------------------------------
       MEDIA:                                 APPLICATION:                           CONTENTS:
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
CD - x of y:          EmPower                                                        README.TXT
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                                                                                     Documentation
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                      WPC - SPL                                                      README.TXT
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                                                                                     Documentation
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                      WPC - MGA                                                      README.TXT
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                                                                                     Documentation
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                      NEON                                                           README.TXT
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                                                                                     Documentation
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                      PSP                                                            README.TXT
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                                                                                     Documentation
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                      Visual Rate (VR)                                               README.TXT
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                                                                                     Documentation
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                      Policy & Claims Administration (PCA)                           README.TXT
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                                                                                     Documentation
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                      WINS (Reinsurance & Peril)                                     README.TXT
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                                                                                     Documentation
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                      Service Manager                                                README.TXT
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                                                                                     Documentation
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
DLT - x of y:         Empower                                                        Source
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                                                                                     Database Objects
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                      WPC - SPC                                                      Source
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                                                                                     Database Objects
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                      WPC - MGA                                                      Source
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                                                                                     Database Objects
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                      NEON                                                           Source
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                                                                                     Database Objects
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                      PSP                                                            Source
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                                                                                     Database Objects
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                      Visual Rate (VR)                                               Source
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                                                                                     Database Objects
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
3590 - x of y:        WINS (Reinsurance & Peril)                                     Source
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                                                                                     Database Objects
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                      Policy & Claims Administration (PCA)                           Source
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
                                                                                     Database Objects
--------------------- -------------------------------------------------------------- --------------------------------
--------------------- -------------------------------------------------------------- --------------------------------
Paper                 Millers American Group - Escrow Document A                     This  document   describes  the
                                                                                     content of the escrow  deposits
                                                                                     and   lists   any   3rd   party
                                                                                     software  and/or  hardware that
                                                                                     may be  needed  to  acquire  by
                                                                                     the beneficiary.

                                                                       EXHIBIT A

                            MATERIALS TO BE DEPOSITED

Depositor:   INSpire Insurance Solutions

By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

Date:
         --------------------------------------------

                                                                                                          EXHIBIT B


                       DESCRIPTION OF DEPOSITED MATERIALS

------------------------------------- --------------------------------------------------------------------------------
Depositor Company Name:               INSPIRE INSURANCE SOLUTIONS
------------------------------------- --------------------------------------------------------------------------------
------------------------------------- --------------------------------------------------------------------------------
Account Number:                       0914362-00002
------------------------------------- --------------------------------------------------------------------------------
------------------------------------- ------------------------------------ ----------------------- -------------------
Product Name:                         THE MILLERS AMERICAN GROUP           Version:                2001.QX
------------------------------------- ------------------------------------ ----------------------- -------------------
----------------------------------------------------------------------------------------------------------------------
(Product Name will appear as the Exhibit B Name on Account History report)

----------------------------------------------------------------------------------------------------------------------
------------------------- ------------------------ -------------------------------------------------------------------
        QUANTITY                MEDIA TYPE                      LABEL DESCRIPTION OF EACH SEPARATE ITEM
------------------------- ------------------------ -------------------------------------------------------------------
------------------------- ------------------------ -------------------------------------------------------------------
                          CD-ROM

------------------------- ------------------------ -------------------------------------------------------------------
------------------------- ------------------------ -------------------------------------------------------------------
                          DLT III - Cartridge

------------------------- ------------------------ -------------------------------------------------------------------
------------------------- ------------------------ -------------------------------------------------------------------
                          3590 Cartridges

------------------------- ------------------------ -------------------------------------------------------------------
------------------------- ------------------------ -------------------------------------------------------------------
                          Documentation

------------------------- ------------------------ -------------------------------------------------------------------
------------------------- ------------------------ -------------------------------------------------------------------
                          Other

------------------------- ------------------------ -------------------------------------------------------------------

PRODUCT DESCRIPTION:

Environment:                                         PRODUCTION
                  --------------------------------------------------------------

DEPOSIT MATERIAL INFORMATION:

Is the media or are any of the files encrypted? No If yes, please include any passwords and the decryption tools.

Encryption tool name                                                    Version
                     --------------------------------------------------
Hardware required
Software required
Other required information
                           ----------------------------------------------------

I certify for DEPOSITOR that the above-described                                  DSI has inspected and accepted
the above Deposit Materials have been transmitted to DSI:                         materials (any exceptions are noted above):


Signature:                                                         Signature:
            -----------------------------                                      ------------------------------
Print Name:
            -----------------------------                          Print Name:
                                                                               ------------------------------
Date:       -----------------------------                          Date:
                                                                               ------------------------------
                                                                   Exhibit B#:


                                                                               ------------------------------

Sales Representative:
Debbie Cherniak                                      972.373.8844

Send Materials to:
DSI, 9265 Sky Park Ct., Suite 202, San Diego, CA  92123       (858) 499-1600

                                                                       EXHIBIT C

                               DESIGNATED CONTACT

Account Number:            0914362-00002
                  --------------------------------------------------------------

Notices, deposit material returns and
Communications to Depositor                                  Invoices to Depositor should be
Should be addressed to:                                      addressed to:

Company Name:  INSpire Insurance Solutions                   Director-FTW Technical Services
Address:       300 Burnett Street                            300 Burnett Street
               Fort Worth, Texas  76102                      Fort Worth, Texas  76102


Designated Contact:  Keith Bell                              Contact:  Alan Schmitz
Telephone:  817.348.3234
Facsimile:  817.348.3764                                     P.O.#, if required:  N/A
E-mail:  Kbell@INSPR.com                                     E-mail:  Aschmitz@inspr.com


Verification Contact:
Keith Bell

Notices and communications to                                Invoices to preferred Beneficiary
Preferred Beneficiary should be addressed to:                should be addressed to:

Company Name:  The Millers American Group                    N/A
Address:       777 Main Street, Suite 1000
               Fort Worth, Texas  76102

Designated Contact:  Rob Wilson                              Contact:

Telephone:  817.348.1808
Facsimile:  817.348.1820
E-mail:  Rob.Wilson@milgrp.com

Requests from Depositor or Preferred Beneficiary to change the designated contact should be given in writing by the designated contact or an authorized employee of Depositor or Preferred Beneficiary.

Contracts, Deposit Materials and notices to                  Invoice inquiries and fee remittances
DSI should be addressed to:                                  to DSI should be addressed to:

DSI Technology Escrow Services, Inc.                         DSI Technology Escrow Services, Inc.
Contract Administration                                      P.O. Box 45156
9265 Sky Park Court, Suite 202                               San Francisco, CA  94145-0156
San Diego, CA  92123
Telephone:  (858) 499-1600                                   (858) 499-1636
Facsimile:  (858) 694-1919                                   (858) 499-1637
E-mail:  ca@dsiescrow.com

Date:

                  MILLERS AMERICAN GROUP - PREFERRED AGREEMENT

The Preferred Agreement caters to those customers who demand more sophisticated escrow arrangements. It is a three-party contract that involves constant administration by DSI and frequent correspondence between DSI, the depositor and the beneficiary. The depositor and beneficiary will receive signed confirmations from DSI that every deposit has been inspected; an account history report every six months to notify them of the status of the escrow; and ongoing monitoring services to ensure compliance of contract terms.

PURPOSE
DSI's Preferred Agreement is generally used when:
o Both parties agree that a high level of escrow protection is needed.
o Thebeneficiary wants to sign the agreement.
o The beneficiary wants the option to request a release of deposit materials directly from DSI.
o The beneficiary wants to negotiate unique releaseconditions, such as loss of support.

FEATURES
Preferred customers benefit from these unique features:
o Tailored release conditions.
o Modification of terms for unique requirements.
o Written notification detailing the contents of the initial deposit and each update.
o Semi-annual account histories listing all deposit activity.
o DSI direct billing to beneficiary.
o Technical verification options.
o Audit rights to both parties.
o Audit trail of deposit created through inspection, and date stamping of all deposit materials.
o Deposit inspection with signed receipt for both the depositor and beneficiary.
o Grant of use rights and deposit content definition.

Customers who want DSI's premier escrow service should choose the Comprehensive Preferred Agreement that provides these additional features:

o Basic verification of deposit materials. This includes documentation of the hardware and software environments needed to read the computer media, maintain the source code, and compile the source code.
o Continual deposit maintenance in which DSI notifies the depositor semi-annually to make updates. DSI then notifies the beneficiary of any update activity.
o Unlimited deposit updates and/or replacements, plus one additional storage unit.

                                                                                                          EXHIBIT A
                            MATERIALS TO BE DEPOSITED

Account Number:     0914362-00002
                    -------------------------------------------------------------------------------------------------

Depositor represents to Preferred Beneficiary that Deposit Materials delivered to DSI shall consist of the following:

------------------- --------------------------------------------------------------- ----------------------------------
      MEDIA:        APPLICATION:                                                    CONTENTS:
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
  3590 - X of Y:    EmPower                                                         README.TXT
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                    Documentation
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                    Database Objects
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                    Source
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                    Underwriter Expert System (UES)                                 README.TXT
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                    Documentation
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                    Database Objects
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                    Source
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                    Visual Rate (VR)                                                README.TXT
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                    Documentation
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                    Database Objects
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                    Source
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                    Policy & Claims Administration (4 - PCA)                        README.TXT
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                    Documentation
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                    Database Objects
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                    Source
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                    Ordering and Receiving System (OARS)                                Not applicable to client
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                        Not applicable to client
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                        Not applicable to client
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                        Not applicable to client
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                    NEON                                                            README.TXT
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                    Documentation
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                    Database Objects
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                    Source
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                    WINS                                                            README.TXT
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                    Documentation
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                    Database Objects
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                    Source - not applicable to client
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                    Service Manager                                                 README.TXT
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                    Documentation
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                    E-INSpire                                                           Not applicable to client
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                        Not applicable to client
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                        Not applicable to client
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                        Not applicable to client
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                    WPC (SPL & MGA)                                                 README.TXT
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                    Documentation
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                    Database Objects
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                    Source
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                    Management and Reporting System (MARS)                              Not applicable to client
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                        Not applicable to client
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                        Not applicable to client
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                        Not applicable to client
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                    Policy Set Production                                           README.TXT
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                    Documentation
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                    Database Objects
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
                                                                                    Source
------------------- --------------------------------------------------------------- ----------------------------------
------------------- --------------------------------------------------------------- ----------------------------------
      Paper         Millers - Escrow Document A                                     Document describes the contents
                                                                                    of the escrow deposits and lists
                                                                                    any 3rd party software and/or
                                                                                    hardware needed to process the
                                                                                    system(s) by the beneficiary.
------------------- --------------------------------------------------------------- ----------------------------------


                                                                                                          EXHIBIT A
                            MATERIALS TO BE DEPOSITED

Account Number:            0914362-00002
                  -------------------------------------------------------------------------------------------------

Depositor represents to Preferred Beneficiary that Deposit Materials delivered to DSI shall consist of the following:


                                                              Preferred
Depositor:        INSPIRE INSURANCE SOLUTIONS                 Beneficiary:      MILLERS AMERICAN GROUP
                  -----------------------------------                           -----------------------------------


By:               Gordon Gaar                                 By:               Cecil Wise
                  -----------------------------------                           -----------------------------------

Name:                                                         Name:
                  -----------------------------------                           -----------------------------------

Title:            Vice President & CTO                        Title:            Vice President, Litigation & General
                  -----------------------------------
                                                                                Counsel
                                                                                -----------------------------------

Date:                                                         Date:
                  -----------------------------------                           -----------------------------------

                                                                                                              EXHIBIT B
                                           DESCRIPTION OF DEPOSITED MATERIALS

------------------------------------- --------------------------------------------------------------------------------
Depositor Company Name:               INSPIRE INSURANCE SOLUTIONS
------------------------------------- --------------------------------------------------------------------------------
------------------------------------- --------------------------------------------------------------------------------
Account Number:                       0914362-00002
------------------------------------- --------------------------------------------------------------------------------
------------------------------------- ------------------------------------ ----------------------- -------------------
Product Name:                         MILLERS - PRODUCTION SITE            Version:                2002.QX
------------------------------------- ------------------------------------ ----------------------- -------------------
----------------------------------------------------------------------------------------------------------------------
(Product Name will appear as the Exhibit B Name on Account History report)
----------------------------------------------------------------------------------------------------------------------

------------------------- ------------------------ -------------------------------------------------------------------
        QUANTITY                MEDIA TYPE                      LABEL DESCRIPTION OF EACH SEPARATE ITEM
------------------------- ------------------------ -------------------------------------------------------------------
------------------------- ------------------------ -------------------------------------------------------------------
           1              3590 Cartridge           Millers American Group - Client Server Applications
------------------------- ------------------------ -------------------------------------------------------------------
------------------------- ------------------------ -------------------------------------------------------------------
           1              3590 Cartridge           Millers American Group - AS400 Applications
------------------------- ------------------------ -------------------------------------------------------------------
------------------------- ------------------------ -------------------------------------------------------------------
           1              Paper Documentation      Millers American Group - Escrow Document A
------------------------- ------------------------ -------------------------------------------------------------------

PRODUCT DESCRIPTION:

Environment:                        PRODUCTION
                  --------------------------------------------------------------

DEPOSIT MATERIAL INFORMATION:

------------------------------------------------------------------ -------------- ----------------- ------------------
Is the media or are any of the files encrypted?                       NO/YES
------------------------------------------------------------------ -------------- ----------------- ------------------
------------------------------------------------------------------ -------------- ----------------- ------------------
If Yes, please include any passwords and the decryption tools.
------------------------------------------------------------------ -------------- ----------------- ------------------
------------------------------------------------------------------ -------------- ----------------- ------------------
Encryption tool name:                                                             Version:
------------------------------------------------------------------ -------------- ----------------- ------------------
------------------------------------------------------------------ -------------- ----------------- ------------------
Hardware required:
------------------------------------------------------------------ -------------- ----------------- ------------------
------------------------------------------------------------------ -------------- ----------------- ------------------
Software required:
------------------------------------------------------------------ -------------- ----------------- ------------------
------------------------------------------------------------------ -------------- ----------------- ------------------
Other required information:
------------------------------------------------------------------ -------------- ----------------- ------------------

I certify for DEPOSITOR that the above-described             DSI has inspected and accepted
the above Deposit Materials have been transmitted to DSI:    materials (any
exceptions are noted above):

----------------------------- ------------------------------ ------------------------ --------------------------------
Signature:                                                   Signature:

----------------------------- ------------------------------ ------------------------ --------------------------------
----------------------------- ------------------------------ ------------------------ --------------------------------
Print name:                           Alan Schmitz           Print Name:

----------------------------- ------------------------------ ------------------------ --------------------------------
----------------------------- ------------------------------ ------------------------ --------------------------------
Date:                                                        Date Accepted:

                                                             ------------------------ --------------------------------
----------------------------- ------------------------------ ------------------------ --------------------------------
                                                             Exhibit B#:

                                                             ------------------------ --------------------------------

                                                                                                               EXHIBIT C
                                                   DESIGNATED CONTACT

Account Number:                     0914362-00002
                  -------------------------------------------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
DEPOSITOR'S INFORMATION:                                     NOTICES, DEPOSIT MATERIAL RETURNS AND COMMUNICATIONS TO
                                                             DEPOSITOR SHOULD BE ADDRESSED TO:
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
Company Name:                                                INSpire Insurance Solutions
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
Address:                                                     300 Burnett Street
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                                                             Fort Worth, TX  76102
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------

------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                  Contact Name(s):                           Alan Schmitz
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                  Contact Phone #:                           817.348.3248
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                  Contact Fax #:                             817.348.3764
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                  Contact E-Mail Address:                    Aschmitz@nspr.com
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                                                             INVOICES TO DEPOSITOR SHOULD BE ADDRESSED TO:
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
Company Name:                                                                               N/A
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
Address:                                                                                    N/A
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------

------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                  Contact Name:                                                             N/A
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                  Contact Phone #:                                                          N/A
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                  P.O. # (if required): N/A
------------------------------------------------------------ ------------------------------------------------------------

------------------------------------------------------------ ------------------------------------------------------------
BENEFICIARY'S INFORMATION:                                   NOTICES AND COMMUNICATIONS TO PREFERRED BENEFICIARY SHOULD
                                                             BE ADDRESSED TO:
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
Company Name:                                                Millers American Group
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
Attn:                                                        Martha Bell
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
Address:                                                     777 N. Main Suite 1000
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                                                             Ft. Worth, TX 76102
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                  Contact Name(s):                           Martha Bell
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                  Contact Phone #:                           817.348.1735
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                  Contact Fax #:                             817.348.1730
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                  Contact E-Mail Address:                    Martha.Bell@MILGRP.com
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                                                             INVOICES TO BENEFICIARY SHOULD BE ADDRESSED TO:
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
Company Name:                                                Millers American Group
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
Address:                                                     777 N. Main Suite 1000
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                                                             Ft. Worth, TX 76102
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                  Contact Name:                              Martha Bell
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                  Contact Phone #:                           817.348.1735
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                  P.O. # (if required):
------------------------------------------------------------ ------------------------------------------------------------

                                                                       EXHIBIT C
                               DESIGNATED CONTACT

Account Number:                     0914362-00002
                  --------------------------------------------------------------

Requests from Depositor or Preferred Beneficiary to change the designated contact should be given in writing by the designated contact or an authorized employee of Depositor or Preferred Beneficiary.

------------------------------------------------------------ ------------------------------------------------------------
DSI'S INFORMATION:                                           CONTRACTS, DEPOSIT MATERIALS AND NOTICES SHOULD BE
                                                             ADDRESSED TO:
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
Company Name:                                                DSI Technology Escrow Services, Inc.
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
Attn:                                                        Contract Administration
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
Address:                                                     9265 Sky Park Court, Suite 202
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                                                             San Diego, CA  92123
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                  Phone #:                                   858.499.1600
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                  Fax #:                                     858.694.1919
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                  Contact E-Mail Address:                    ca@dsiescrow.com
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------

------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                                                             INVOICES INQUIRIES
AND FEE REMITTANCES SHOULD BE ADDRESSED TO:
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
Company Name:                                                DSI Technology Escrow Services, Inc.
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
Attn:                                                        Account Receivables
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
Address:                                                     PO Box 45156
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                                                             San Francisco, CA  94145-0156
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                  Phone #:                                   858.499.1636
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                  Contact Phone #:                           858.499.1937
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
Sales Representative:                                        Debbie Cherniak
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                  Representative's Phone #:                  972.373.8844
------------------------------------------------------------ ------------------------------------------------------------
------------------------------------------------------------ ------------------------------------------------------------
                  Representative's E-Mail:                   Dcherniak@dsiescrow.com
------------------------------------------------------------ ------------------------------------------------------------